Summary Prospectus January 28, 2010 Trading Symbol: RGLLX Investor Class www.rigelmutualfunds.com

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated January 28, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.rigelmutualfunds.com/forms_reports.html.  You can also get this information at no cost by calling 1-866-97RIGEL (1-866-977-4435) or by sending an email request to info@rigelcap.com.

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.43%
Total Annual Fund Operating Expenses(1)	1.18%
Less: Fee Waiver and/or Expense Reimbursement(2)	-0.17%
Net Annual Fund Operating Expenses	1.01%

(1)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Waiver in the “Financial Highlights”, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).  For the fiscal year ended September 30, 2009, the Fund incurred AFFE totaling less than 0.01% of the Fund’s average daily net assets; these AFFE are included in “Other Expenses” above.

(2)
Rigel Capital, LLC (the “Advisor”) has contractually agreed to waive a portion of its management fees and/or pay Fund expenses to ensure that the Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) do not exceed 1.00% of the average daily net assets of the Fund.  The expense limitation will remain in effect through at least January 31, 2011 and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the expense limitation.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for year 1).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$358	$633	$1,417

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 241% of the average value of its portfolio.

Principal Investment Strategies
The Fund attempts to achieve its investment objective by actively investing at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of growth-oriented domestic equity securities of large capitalization companies. The Advisor considers a large-cap company to be one that has a market capitalization consistent with the market capitalizations of companies in the Russell 1000® Growth Index (the “Index”).  As of January 15, 2010, the market capitalization range of the Index was from $271 million to $330 billion.

The Advisor selects individual securities for purchase and sale through a multi-step process that begins with a quantitatively based screen to identify the top 10-20% of the approximately 750 stocks with market capitalizations consistent with the Index.  Fundamental analysis then takes place, focusing on factors such as industry trends, competitive position, consistency of growth, potential for acceleration of growth and quality of earnings.  Finally, stocks are evaluated within the context of the current market environment.  The Advisor may choose to sell a Fund holding when it believes the security no longer offers attractive growth prospects or when the Advisor wishes to take advantage of a better investment opportunity.

At the Advisor’s discretion, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund.  The following additional risks could affect the value of your investment:

·
Equity Risk -- The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

·	Management Risk -- If the Advisor’s investment strategies do not produce the expected results, the value of the Fund may decrease.
•	Market Risk -- Either the stock market as a whole, or the value of an individual company, goes down resulting in a decrease in the value of the Fund.
•
Small and Medium-Sized Companies Risk – Small- and medium-sized companies may be more vulnerable to adverse business or economic events than stocks of larger companies. Investing in securities of small and medium-sized companies involves greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Growth Stock Risk -- Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks may not perform as well as value stocks or the stock market in general.

•
Non-U.S. Investment Risk -- The Fund may invest in non-U.S. issuers through depositary receipts such as ADRs. Non-U.S. investments may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.

•
Portfolio Turnover Risk -- A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

By itself, the Fund is not a complete, balanced investment plan and the Fund cannot guarantee that it will achieve its investment objective.

The Fund may be appropriate for investors who:

•	have a long-term investment horizon;
•	want to add an investment with potential for capital appreciation to diversify their investment portfolio;
•	can accept the greater risks of investing in a portfolio with common stock holdings; and/or
•	are not primarily concerned with principal stability;
•	are not in need of regular income; or
•	are not pursuing a short-term goal.

Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance and an index that reflects the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.rigelmutualfunds.com or by calling the Fund toll-free at 1-866-977-4435.

Calendar Year Total Returns as of December 31

During the period of time shown in the bar chart, the highest return for a calendar quarter was 12.85% (quarter ended 9/30/2009) and the lowest return for a calendar quarter was -26.25% (quarter ended 12/31/2008).

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 Year	Since Inception (May 31, 2006)
Rigel U.S. Equity Large Cap Growth Fund
Return Before Taxes	16.28%	-6.60%
Return After Taxes on Distributions	16.24%	-6.91%
Return After Taxes on Distributions and Sale of Fund Shares	10.63%	-5.56%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	-1.45%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	0.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor.  Rigel Capital, LLC is the Fund’s investment advisor.

Portfolio Managers.  The Fund is managed by a team of Portfolio Managers as follows:

Portfolio Manager	Years of Service with the Fund	Primary Title
Rafael A. Villagran	Less than 1 year	Chief Investment Officer
John M. Corby, CFA, CIC	4.5	Executive Vice President – Investments and Chief Risk Control Officer
Linda C. Olson, CFA	3.5	Senior Vice President - Investments
Richard N. Stice, CFA	3.5	Senior Vice President - Investments
Carolyn M. Pile	4.25	Vice President - Investments

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Rigel U.S. Equity Large Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-97RIGEL (1-866-977-4435), or through a financial intermediary.  The minimum initial investment in the Fund is $500,000 for regular and retirement accounts.  The minimum subsequent investment in the Fund is $25,000 for regular and retirement accounts.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act No. 811-07959